UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-22085

Tortoise Total Return Fund, LLC
(Exact name of registrant as specified in charter)

11550 Ash Street, Suite 300, Leawood, KS 66211
(Address of principal executive offices) (Zip code)

David J. Schulte
11550 Ash Street, Suite 300, Leawood, KS 66211
(Name and address of agent for service)

913-981-1020
Registrant's telephone number, including area code

Date of fiscal year end: December 31

Date of reporting period:  June 30, 2009

Item 1. Report to Stockholders.

TORTOISE TOTAL RETURN FUND, LLC

2009 SEMI-ANNUAL REPORT

Tortoise Total Return Fund, LLC
SCHEDULE OF INVESTMENTS
(Unaudited)
	June 30, 2009
	Shares	Fair Value
Master Limited Partnerships and Related Companies - 98.6% (1)
Crude/Refined Products Pipelines - 43.9% (1)
Buckeye Partners, L.P.	13,325	$570,710
Enbridge Energy Partners, L.P.	25,350	978,003
Kinder Morgan Management, LLC (2)	27,944	1,262,252
Magellan Midstream Partners, L.P.	39,880	1,386,229
NuStar Energy L.P.	12,375	668,621
Plains All American Pipeline, L.P.	32,585	1,386,492
SemGroup Energy Partners, L.P.	11,752	72,862
Sunoco Logistics Partners L.P.	13,000	704,860
TEPPCO Partners, L.P.	34,300	1,024,198
		8,054,227

Natural Gas/Natural Gas Liquids Pipelines - 35.8% (1)
Boardwalk Pipeline Partners, LP	24,825	560,548
El Paso Pipeline Partners, L.P.	39,400	690,682
Energy Transfer Equity, L.P.	28,533	723,882
Energy Transfer Partners, L.P.	26,700	1,081,083
Enterprise GP Holdings L.P.	12,630	317,392
Enterprise Products Partners L.P.	53,125	1,324,937
ONEOK Partners, L.P.	16,206	742,073
Spectra Energy Partners, LP	26,400	567,600
Williams Pipeline Partners L.P.	30,530	551,372
		6,559,569

Natural Gas Gathering/Processing - 16.1% (1)
Copano Energy, L.L.C.	62,952	1,010,380
DCP Midstream Partners, LP	19,065	412,757
MarkWest Energy Partners, L.P.	43,800	797,160
Targa Resources Partners LP	32,500	450,775
Western Gas Partners LP	17,670	274,062
		2,945,134

Propane Distribution - 2.8% (1)
Inergy, L.P.	20,285	517,065

Total Master Limited Partnerships and Related Companies (Cost $17,102,884)		18,075,995

Short-Term Investment - 2.0% (1)
First American Government Obligations Fund - Class Y, 0.00%(3) (Cost $367,833)	367,833	367,833

Total Investments - 100.6% (1) (Cost $17,470,717)		18,443,828
Liabilities in Excess of Cash and Other Assets - (0.6%) (1)		(104,327)
Total Members' Capital - 100.0% (1)		$18,339,501

(1) Calculated as a percentage of members' capital.
(2) Security distributions are paid-in-kind.
(3) Rate indicated is the current yield as of June 30, 2009.

See accompanying Notes to the Financial statements.

Tortoise Total Return Fund, LLC
STATEMENT OF FINANCIAL CONDITION
(Unaudited)

June 30, 2009
Assets
Investments at fair value (cost $17,470,717)	$18,443,828
Receivable for adviser expense reimbursement	13,100
Dividends receivable	58
Prepaid expenses and other assets	16,570
Total assets	$18,473,556

Liabilities and Members' Capital
Payable to Adviser	$56,767
Accrued expenses and other liabilities	77,288
Total liabilities	134,055
Members' capital (27,474.344 units outstanding)	18,339,501
Total liabilities and members' capital	$18,473,556
Membership unit value (members' capital divided by
units outstanding at end of period)	$667.51

See accompanying Notes to the Financial Statements.

Tortoise Total Return Fund, LLC
STATEMENT OF OPERATIONS
(Unaudited)	Period from January 1, 2009 through June 30, 2009
Investment Income
Distributions from master limited partnerships	$738,083
Less return of capital on distributions	(765,865)
Net distributions from master limited partnerships	(27,782)
Dividends from money market mutual funds	676
Total Investment Income	(27,106)

Operating Expenses
Advisory fees	105,335
Administrator fees	61,986
Professional fees	39,510
Directors' fees	10,661
Custodian fees and expenses	1,502
Other expenses	10,908
Total Operating Expenses	229,902
Less expense reimbursement	(24,308)
Net Expenses	205,594
Net Investment Loss	(232,700)

Realized and Unrealized Gain on Investments
Net realized loss on investments	(1,272,076)
Net unrealized appreciation of investments	6,258,444
Net Realized and Unrealized Gain on Investments	4,986,368

Net Increase in Members' Capital Resulting from Operations	$4,753,668

See accompanying Notes to the Financial Statements.

Tortoise Total Return Fund, LLC
STATEMENT OF CHANGES IN MEMBERS' CAPITAL

	Period from January 1, 2009 through June 30, 2009	Year Ended December 31, 2008
	(Unaudited)
Operations
Net investment loss	$(232,700)	$(183,745)
Net realized loss on investments	(1,272,076)	(4,833,518)
Net unrealized appreciation (depreciation) of investments	6,258,444	(4,690,611)
Net increase (decrease) in members' capital resulting from operations	4,753,668	(9,707,874)
Capital Transactions
Proceeds from issuance of 6,274.149 units	-	3,000,000
Net increase in members' capital resulting from capital transactions	-	3,000,000
Total increase (decrease) in members' capital	4,753,668	(6,707,874)
Members' Capital
Beginning of period	13,585,833	20,293,707
End of period	$18,339,501	$13,585,833

See accompanying Notes to the Financial Statements.

Tortoise Total Return Fund, LLC
FINANCIAL HIGHLIGHTS
	Period from January 1, 2009 through June 30, 2009	Year Ended December 31, 2008	Period from June 29, 2007 (1) through December 31, 2007
	(Unaudited)

Per Unit Data (2)
Membership Unit Value, beginning of period	$494.49	$957.24	$-
Offering price	-	-	1,000.00
Loss from Investment Operations:
Net investment loss(3) (4)	(8.47)	(8.48)	(6.29)
Net realized and unrealized gain (loss) on investments (4)	181.49	(454.27)	(36.47)
Total increase (decrease) from investment operations	173.02	(462.75)	(42.76)
Membership Unit Value, end of period	$667.51	$494.49	$957.24
Total Investment Return (5)	34.99%	(48.34)%	(4.28)%

Supplemental Data and Ratios
Members' capital, end of period (000's)	$18,340	$13,586	$20,294
Ratio of expenses to average members' capital before expense reimbursement (6)	2.84%	3.14%	3.64%
Ratio of expenses to average members' capital after expense reimbursement (6)	2.54%	3.14%	2.57%
Ratio of net investment loss to average members' capital before expense reimbursement (6)	(3.17)%	(1.12)%	(2.35)%
Ratio of net investment loss to average members' capital after expense reimbursement (6)	(2.87)%	(1.12)%	(1.28)%
Portfolio turnover rate (6)	38.86%	60.61%	4.36%

(1) Commencement of Operations.
(2) Information presented relates to a unit outstanding for the entire period.
(3) Per unit data calculated using the average units outstanding method.
(4) The per unit data for the periods ended December 31, 2008 and 2007 does not reflect the change in estimate of investment income and return of capital for the respective period. See Note 2C to the financial statements for further disclosure.
(5) Not annualized for periods less than a year. Total investment return is calculated assuming the purchase of a unit at the offering price or membership unit value at the beginning of the period and a sale at the membership unit value, end of period.
(6) Annualized for periods less than a year.

See accompanying Notes to the Financial Statements.

TORTOISE TOTAL RETURN FUND, LLC
NOTES TO THE FINANCIAL STATEMENTS
Unaudited
June 30, 2009

1.	Organization
Tortoise Total Return Fund, LLC (the "Company"), organized as a Delaware limited liability company on May 17, 2007, was created to provide an efficient vehicle for institutions to gain exposure to the energy infrastructure sector, primarily publicly traded master limited partnerships (MLPs) and their affiliates.  The Company is a non-diversified, closed-end management investment company under the Investment Company Act of 1940.  The Company is treated as a partnership for federal income tax purposes.  The business and affairs of the Company are managed by the Board of Directors, a majority of which are not interested persons of the Adviser or its affiliates.  The Company commenced operations on June 29, 2007.

2.	Significant Accounting Policies
A. Use of Estimates– The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, recognition of distribution income and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

B. Investment Valuation– The Company primarily owns securities that are listed on a securities exchange or over-the-counter market. The Company values those securities at their last sale price on that exchange on the valuation date.  If the security is listed on more than one exchange, the Company will use the price from the exchange that it generally considers to be the principal exchange on which the security is traded. Securities listed on the NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price.  If there has been no sale on such exchange or over-the-counter market on such day, the security will be valued at the mean between bid and ask price on such day.

The Company may invest in restricted securities.  Restricted securities are subject to statutory or contractual restrictions on their public resale, which may make it more difficult to obtain a valuation and may limit the Company’s ability to dispose of them. Investments in restricted securities and other securities for which market quotations are not readily available will be valued in good faith by using fair value procedures approved by the Board of Directors.  Such fair value procedures consider factors such as securities with similar yields, quality, type of issue, coupon and rating.  If events occur that will affect the value of the Company’s portfolio securities before the membership unit value has been calculated (a “significant event”), the portfolio securities so affected will generally be priced using a fair value procedure.

The Company generally values short-term debt securities at prices based on market quotations for such securities, except those securities purchased with 60 days or less to maturity are valued on the basis of amortized cost, which approximates market value.

The Company determines fair value in accordance with Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”).  SFAS 157 defines fair value, establishes a framework for measuring fair value in accordance with U.S. generally accepted accounting principles and expands disclosures about fair value measurements.  SFAS 157 is applicable in conjunction with other accounting pronouncements that require or permit fair value measurements, but does not expand the use of fair value to any new circumstances.  More specifically, SFAS 157 emphasizes that fair value is a market based measurement, not an entity-specific measurement, and sets out a fair value hierarchy with the highest priority given to quoted prices in active markets and the lowest priority to unobservable inputs.  See Note 5 – Fair Value of Financial Instruments for further disclosure.

C. Security Transactions and Investment Income– Security transactions are accounted for on the date the securities are purchased or sold (trade date).  Realized gains and losses are reported on an identified cost basis.  Interest income, if any, is recognized on the accrual basis, including amortization of premiums and accretion of discounts.  Dividend and distribution income is recorded on the ex-dividend date.  Distributions received from investments in master limited partnerships (“MLPs”) generally are comprised of ordinary income, capital gains and return of capital from the MLP.  Investment income and return of capital is recorded based on estimates made at the time such distributions are received.  Such estimates are based on historical information available from each MLP and other industry sources.  These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year-end of the Company.

For the period from January 1, 2008 through December 31, 2008, the Company estimated the allocation of investment income and return of capital for the distributions received from MLPs within the Statement of Operations.  For this period, the Company had estimated approximately 13 percent as investment income and approximately 87 percent as return of capital.  Subsequent to December 31, 2008, the Company reallocated the amount of investment income and return of capital it recognized based on the 2008 tax reporting information received from the individual portfolio companies. This reallocation amounted to a decrease in net investment income of approximately $118,900 or $4.328 per membership unit, an increase in unrealized appreciation of investments of approximately $60,500 or $2.202 per membership unit and an increase in realized gains on investments of approximately $58,400 or $2.126 per membership unit in the accompanying Statement of Operations.

D. Distributions to Members– For the period from June 29, 2007 (commencement of operations) through June 30, 2009, the Company did not make any distributions to its members.  However, if a member has indicated to the Company in writing a desire to receive cash distributions, the Board of Directors has amended the distribution policy to target distributions on a quarterly basis, subject to applicable limitations in the 1940 Act, in an amount of at least 95 percent of distributable cash flow on an annual basis to such member in accordance with the member’s percentage interest in the Company, and for all other members, to adjust each such member’s respective capital account by the amount of any such distribution declared by the Board that would otherwise be payable to such member.

E.  Capital Accounts andAllocation of Income, Loss and Credits – The Company maintains a separate capital account for each member.  In general, the capital account of each member is increased by the amount of money contributed by the member to purchase units and by any income and gain allocated to the member.  The capital account of each member is reduced by any amounts of money distributed to the member and by any loss allocated to the member.  The Company generally allocates income, loss and credits to each member in accordance with its percentage interest, including allocations for tax purposes.  A member’s liability is limited to the amount of the member’s capital contribution to the Company.

F.  Unit Issuances andRedemptions - The number of units issued is determined by dividing the total contribution made by the member by the membership unit value as determined at any time within two business days prior to the closing of such issuance in accordance with Section 23(b) of the 1940 Act.  At the discretion of the Board of Directors, liquidity may be provided to members through a tender offer process that could occur as often as quarterly or semi-annually, subject to investment liquidity, the number of members of the Company and other factors.  Units will be repurchased at a price equal to the membership unit value as of the close of the business day on the valuation date.  Repurchases of units from members may be paid, at the discretion of the Board of Directors, in cash, or by the distribution of securities in-kind, or partly in cash and partly in-kind.  The Company generally does not expect to distribute securities in-kind, except in the unlikely event that making a cash payment would result in a material adverse effect on the Company or its members not tendering units for repurchase.  Any in-kind distribution of securities will be valued at fair value in accordance with the terms of the Company’s Operating Agreement and will be distributed to all tendering members on a proportional basis.

G. Federal, State and Local Taxation– The Company is treated as a partnership for federal income tax purposes.  If treated as a partnership for federal income tax purposes, the Company will not be subject to federal income tax.  Instead, each investor will be required to report on its federal income tax returns its allocable share of the Company’s ordinary income or loss, capital gain or loss, credits, tax preferences and other tax items for each tax year of the Company ending within or with such investor’s tax year, however, possibly subject to various limitations on the use of losses and deductions.  In addition to federal income tax consequences, the Company may be subject to various state and local taxes and may be required to withhold amounts from investor distributions for purposes of satisfying state and local tax obligations, and investors may have state and local tax consequences with respect to their investment.  The MLPs in which the company invests will likely operate in several states and investors may have state and local tax reporting in any state in which these MLPs operate.

As of June 30, 2009, the aggregate cost of securities for federal income tax purposes was $16,952,712.  At June 30, 2009, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $3,127,521, the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $1,636,405and the net unrealized appreciation was $1,491,116.

H. Organization Expenses and Offering Costs - The Adviser was responsible for paying all organizational expenses. The Company is responsible for paying all offering expenses.

I. Indemnifications - Under the Company’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Company. In addition, in the normal course of business, the Company may enter into contracts that provide general indemnification to other parties. The Company’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Company that have not yet occurred, and may not occur. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

J. Recent Accounting Pronouncement– On April 9, 2009, the FASB issued Staff Position No. 157-4, Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly (“FSP 157-4”).  FSP 157-4 provides additional guidance for estimating fair value in accordance with SFAS 157 when the volume and level of activity for the asset or liability have significantly decreased.  FSP 157-4 also provides guidance on identifying circumstances that indicate a transaction is not orderly.  FSP 157-4 is effective for interim and annual reporting periods ending after June 15, 2009.  The adoption of FSP 157-4 did not have a significant impact on the Company’s financial statements.

3.	Concentration of Risk
The Company’s investment objective is to provide members with a high level of long-term total return.  The Company will invest at least 80 percent of total assets (including assets obtained through anticipated leverage) in securities of companies in the energy infrastructure sector. The Company may invest up to 100 percent of total assets in restricted securities purchased directly from issuers.

4.	Agreements
The Company has entered into an Investment Advisory Agreement with Tortoise Capital Advisors, L.L.C. (the “Adviser”). Under the terms of the agreement, the Company will pay the Adviser a fee equal to an annual rate of 1.30 percent of the Company's average monthly total assets (including any assets attributable to leverage) minus the sum of accrued liabilities (other than debt entered into for purposes of leverage and the aggregate liquidation preference of outstanding preferred shares, if any) ("Managed Assets"), in exchange for the investment advisory services provided. The Adviser has contractually agreed to waive fees in the amount of 0.30 percent of average monthly Managed Assets for the period from January 1, 2009 through December 31, 2009. The management fee will be paid quarterly within five days after the end of each calendar quarter.

SEI Global Fund Services, Inc. serves as the Company's administrator.  The Company pays the administrator a monthly fee computed at an annual rate of 0.10 percent of the first $250,000,000 of the Company's Managed Assets, 0.08 percent on the next $250,000,000 of Managed Assets and 0.04 percent on the balance of the Company's Managed Assets, subject to a minimum annual fee of $125,000.

U.S. Bank, N.A. serves as the Company's custodian. The Company pays the custodian a monthly fee computed at an annual rate of 0.004 percent of the Company’s portfolio assets.

5.	Fair Value of Financial Instruments
Various inputs are used in determining the value of the Company’s investments.  These inputs are summarized in the three broad levels listed below:

▪	Level 1 – quoted prices in active markets for identical investments
▪	Level 2 – other significant observable inputs (including quoted prices for similar investments, market corroborated inputs, etc.)
▪	Level 3 – significant unobservable inputs (including the Company’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  As of June 30, 2009, the Company’s total investments at fair value was $18,443,828 and all investments were fair valued using quoted prices in active markets for identical assets (Level 1).  These investments are measured on a recurring basis.

6.	Investment Transactions
For the period ended June 30, 2009, the Company purchased (at cost) and sold securities (proceeds received) in the amount of $4,225,734 and $3,032,075 (excluding short-term and government securities), respectively.

7.	Members’ Units
The Company has 27,474.344 units authorized and outstanding at June 30, 2009 and December 31, 2008.

8.	Subsequent Event
On July 1, 2009, the Company entered into an Administration Servicing Agreement with U.S. Bancorp Fund Services, LLC.  The Company will pay the administrator a monthly fee computed at an annual rate of 0.0125 percent of the Company's assets, subject to a minimum annual fee of $15,000.

Additional Information (Unaudited)

Director and Officer Compensation
The Company does not compensate any of its directors who are interested persons nor any of its officers.  For the period ended June 30, 2009, the aggregate compensation paid by the Company to the independent directors was $15,000.  The Company did not pay any special compensation to any of its directors or officers.

Forward-Looking Statements
This report contains “forward-looking statements” within the meaning of the Securities Act of 1933. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements.

Proxy Voting Policies
A description of the policies and procedures that the Company uses to determine how to vote proxies relating to portfolio securities owned by the Company and information regarding how the Company voted proxies relating to the portfolio of securities during the 12-month period ended June 30, 2009 are available to stockholders (i) without charge, upon request by calling the Company at (913) 981-1020 or toll-free at (866) 362-9331 and (ii) on the SEC’s Web site at www.sec.gov.

Form N-Q
The Company files its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC on Form N-Q.  The Company’s Form N-Q is available without charge upon request by calling the Company at (866) 362-9331 or by visiting the SEC’s Web site at www.sec.gov.  In addition, you may review and copy the Company’s Form N-Q at the SEC’s Public Reference Room in Washington D.C.  You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.

Statement of Additional Information
The Statement of Additional Information (“SAI”) includes additional information about the Company’s directors and is available upon request without charge by calling the Company at (866) 362-9331 or by visiting the SEC’s Web site at www.sec.gov.

Privacy Policy
In order to conduct its business, the Company collects and maintains certain nonpublic personal information about its unit holders of record with respect to their transactions in shares of the Company’s securities.  This information includes the unit holder’s address, tax identification or Social Security number, share balances, and dividend elections.

We do not disclose any nonpublic personal information about you, the Company’s other unit holders or the Company’s former unit holders to third parties unless necessary to process a transaction, service an account, or as otherwise permitted by law.

To protect your personal information internally, we restrict access to nonpublic personal information about the Company’s unit holders to those employees who need to know that information to provide services to our unit holders.  We also maintain certain other safeguards to protect your nonpublic personal information.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

There have been no changes in the portfolio managers identified in response to this Item in the Registrant’s most recent annual report on Form N-CSR.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1 1/1/09-1/31/09	0	0	0	0
Month #2 2/1/09-2/28/09	0	0	0	0
Month #3 3/1/09-3/31/09	0	0	0	0
Month #4 4/1/09-4/30/09	0	0	0	0
Month #5 5/1/09-5/31/09	0	0	0	0
Month #6 6/1/09-6/30/09	0	0	0	0
Total	0	0	0	0

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a) The Registrant’s President and Chief Executive Officer and its Chief Financial Officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the Registrant intends to satisfy Item 2 requirements through filing of an exhibit.  Not applicable.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons.  None.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.  Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Tortoise Total Return Fund, LLC

Date: August 27, 2009	By:	/s/ Kenneth P. Malvey
Kenneth P. Malvey
Chief Executive Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

Tortoise Total Return Fund, LLC

Date: August 27, 2009	By:	/s/ Kenneth P. Malvey
Kenneth P. Malvey
Chief Executive Officer

Tortoise Total Return Fund, LLC

Date: August 27, 2009	By:	/s/ Terry Matlack
Terry Matlack
Chief Financial Officer